EXHIBIT 99.6

Sangamo Therapeutics, Inc.

Restricted Stock Unit Grant Notice

(2018 Equity Incentive Plan)

Sangamo Therapeutics, Inc. (the “Company”) has awarded to Participant the number of restricted stock units specified and on the terms set forth below (the “Award”).  The Award is subject to all of the terms and conditions as set forth herein and in the Company’s 2018 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Terms and Conditions (the “Terms and Conditions”), which are incorporated herein in their entirety.  Capitalized terms not explicitly defined herein but defined in the Plan or the Terms and Conditions shall have the meanings set forth in the Plan or the Terms and Conditions.

Participant:
Date of Grant:
Number of Restricted Stock Units:
Consideration:	Participant’s Services

Vesting Schedule:	Subject to the Participant’s Continuous Service through each applicable vesting date, the Award will vest as follows:

[Initial Award—the Award vests in three equal annual installments on each anniversary of the Date of Grant].

[Annual Award—100% of the Award fully vests on the earlier of (i) the first anniversary of the Date of Grant or (ii) the day prior to the next annual meeting of Company’s stockholders that occurs following the Date of Grant.]

100% of the Award will vest immediately prior to a Change in Control or Hostile Take-Over during the Participant’s Continuous Service or a termination of Participant’s Continuous Service due to death or Disability.

Issuance Schedule:	One share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 5 of the Terms and Conditions.

[Drafting Note:  If an E*TRADE form of grant notice is used in lieu of this form of grant notice, the following “Participant Acknowledgements” language needs to be incorporated into the E*TRADE Award grant notification and affirmatively consented to and/or accepted by the Participant.  If there are any other outstanding agreements promising future grants of Company equity such agreements should be specifically listed as an exception to the last acknowledgement.]

Participant Acknowledgements:  By Participant’s electronic acceptance, Participant understands and agrees that the Award is governed by this Restricted Stock Unit Grant Notice, and the provisions of the Plan and the Terms and Conditions, all of which are made a part of this

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document.  The Participant acknowledges that copies of the Plan, Terms and Conditions and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant.  Participant represents that he or she has read and is familiar with the provisions of the Plan, the Terms and Conditions and the prospectus for the Plan  Participant acknowledges and agrees that this Grant Notice and the Terms and Conditions may not be modified, amended or revised except in a writing signed by Participant and a duly authorized officer of the Company.  Participant further acknowledges that in the event of any conflict between the provisions in this Grant Notice, the Terms and Conditions, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.  Participant further acknowledges that the Award Agreement sets forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to Participant, Common Stock previously issued to Participant and the Automatic Grant Program.

Sangamo Therapeutics, Inc.

By:
Alexander D. Macrae, President and Chief Executive Officer

Date:

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Sangamo Therapeutics, Inc.

2018 Equity Incentive Plan

Restricted Stock Unit Terms and Conditions

As reflected by your Restricted Stock Unit Grant Notice (“Grant Notice”) Sangamo Therapeutics, Inc. (the “Company”) has granted you a Restricted Stock Unit Award under its 2018 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “Award”).  Defined terms not explicitly defined in these Terms and Conditions but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms and conditions applicable to your Award are as follows:

1.Governing Plan Document.  Your Award is subject to all the provisions of the Plan, including but not limited to the provisions in Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Change in Control on your Award, Section 10(f) regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the Award, and Section 11(b) regarding the tax consequences of your Award.  Your Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between these Terms and Conditions and the provisions of the Plan, the provisions of the Plan shall control.

2.Grant of the Award.  This Award represents your right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice subject to your satisfaction of the vesting conditions set forth therein (the “Stock Units”).  Any additional Stock Units that become subject to the Award pursuant to Capitalization Adjustments as set forth in the Plan, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units covered by your Award.

3.Dividends.   You shall receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.

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4.Withholding Obligations.  As further provided in Section 9 of the Plan, you hereby authorize withholding from any amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, which arise in connection with your Award (the “Withholding Taxes”).  Unless the Withholding Taxes are satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the Award.

5.Date of Issuance.  To the extent your Award is exempt from application of Section 409A of the Code and any state law of similar effect (collectively “Section 409A”), the Company will deliver to you a number of shares of Common Stock equal to the number of vested Stock Units subject to your Award that relate to those vested Stock Units on the applicable vesting date(s), or if such date is not a business day, such delivery date shall instead fall on the next following business day (the “Original Distribution Date”).  Notwithstanding the foregoing, in the event that you are prohibited from selling shares of Common Stock in the public market on the scheduled delivery date by the Trading Policy or otherwise, to the extent the issuance of the shares is subject to tax withholding and the Company elects not to satisfy its tax withholding obligations by: (i) withholding from other amounts payable to you, or (ii) permitting you to provide for a cash payment of such amounts, then such shares shall not be delivered on such Original Distribution Date and shall instead be delivered on the first business day when you are not prohibited from selling shares of Common Stock in the open market, but in no event later than the 15th day of the third calendar month of the calendar year following the calendar year in which the shares covered by the Award vest. Delivery of the shares in settlement of your Award is intended to comply with the requirements for the short-term deferral exemption available under Treasury Regulations Section 1.409A-1(b)(4) and shall be construed and administered in such manner.  However, if and to the extent the Award is a Non-Exempt Award, the provisions of Section 12 of the Plan shall govern the timing of delivery of the shares in settlement of the Award in lieu of the provisions in this Section 5.

6.Questions. If you have questions regarding these or any other terms and conditions applicable to your Award, including the applicable federal income tax consequences please see the prospectus for the Plan which is available on the Company’s intranet site.  You can request a paper copy of the prospectus for the Plan from the Plan Administrator.

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